Exhibit 10.15

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the latest date set forth on the signature page hereof between Fennec Pharmaceuticals Inc. (the “Company”) and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS the Company desires to offer and issue for sale on a private placement basis (the “Offering”) up to 2,000,000 common shares in the capital of the Company (the “Shares”) at a price per Share of USD$4.00 and representing an aggregate purchase price of up to USD$8,000,000, anticipated to occur on or about June 8, 2017 or such later date on which all regulatory and other approvals necessary to complete the Offering have been obtained (the “Closing”). A summary of the terms of the Offering is set forth in Schedule “A” to this Agreement. Such summary is qualified in its entirety by the terms and conditions set forth in this Agreement; and

WHEREAS unless otherwise stated, all dollar amounts in this Agreement refer to United States Dollars; and

WHEREAS, the Subscriber desires to purchase Shares on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1                     Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably purchases for itself and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, the Shares for an aggregate purchase price equal to USD$                  (the “Purchase Price”). The Purchase Price is payable by wire transfer of immediately available funds at the time of entering into this Agreement to an account designated by LaBarge Weinstein LLP, counsel to the Company (“Company Counsel”), to be held in escrow and shall be released at the Closing by Company Counsel to an account designated by the Company in accordance with the terms and conditions of this Agreement. In the event that the Closing does not occur as contemplated by the terms of this Agreement, Company Counsel shall return the Purchase Price held in escrow to the Subscriber by means of wire transfer of immediately available funds within two (2) business days of such determination.

1.2                     The Subscriber hereby warrants and represents that it recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (b) the Subscriber may not be able to liquidate its investment; and (c) transferability of the Shares is limited.

1.3                     The Subscriber represents that it (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), as indicated by the Subscriber’s responses to the questions contained in Article IX hereof, and by reason of its business and financial experience and the business and financial experience of those persons it may have retained to advise it with respect to its investment in the Shares it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the prospective investment; (ii) is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, of the Canadian Securities Administrators and the Subscriber has completed the Accredited Investor Certificate attached hereto as Schedule “C” and (iii) complies with the requirements of all applicable securities laws in its jurisdiction that is other than the United States and Canada (the “International Jurisdiction”) and has completed the Accredited Investor Certificate attached hereto as Schedule “D”.

1.4                     The Subscriber hereby acknowledges and represents that: (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are unregistered, or the Subscriber, at its own risk and expense, has employed the services of a “purchaser representative” (as defined in Rule 501(h) of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the loss of its entire investment.

1.5                     The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Shares by the Company, or a Company agent, with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not receive any general solicitation or general advertising including, but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) through attendance at any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.6                     The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any U.S. state or Canadian provincial securities regulatory authority (“Securities Regulatory Authority”) as the Offering is intended to be exempt from the registration requirements of Section 5 of the Act, pursuant to Regulation D thereunder and from the registration requirements of applicable state “blue sky” securities laws or regulations. The Subscriber understands that the Shares have not been registered under the Act or under any U.S. state or Canadian provincial securities or “blue sky” laws or regulations by reason of a claimed exemption that depends, in part, upon the Subscriber’s investment intention and agreement not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless they are registered under the Act and under any applicable state securities or “blue sky” laws or regulations or unless an exemption from such registration is available, subject to Section 1.10 herein. Without limiting the foregoing, the Company acknowledges and agrees that a Subscriber may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under Regulation D and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Subscriber may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Subscriber’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Subscriber may reasonably request in connection with a pledge or transfer of the Shares.

1.7                     The Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber’s own account and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Shares.

1.8                     The Subscriber understands that Rule 144 (“Rule 144”) promulgated under the Act requires for non-affiliates, among other conditions, a one (1) year holding period prior to the resale in the United States of securities of an issuer that is not a reporting issuer under the Securities Exchange Act of 1934, as amended, acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that except as set forth herein the Company is under no obligation to register any of the Shares under the Act or any state securities or “blue sky” laws.

1.9                     The Subscriber further understands and agrees that it shall not sell the Shares to a purchaser in any province of Canada at any time within the four (4) month period following the date of their issuance and any subsequent purchaser outside of Canada before the end of that period must agree to comply with this restriction for the remainder of such period. The Subscriber further agrees that if it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Shares, it will not offer, sell or otherwise transfer, pledge or hypothecate any of such Shares (other than pursuant to an effective registration statement under the Act), directly or indirectly unless an offer and sale or other disposition is:

(a)        made in accordance with an effective registration statement under the Act covering such disposition; or

(b)       to the Company; or

(c)        made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the Act; or

(d)       made in a transaction that does not require registration under the Act or any applicable United States state laws, rules and regulations governing the offer and sale of securities, and it has theretofore furnished to the Company an opinion of counsel to that effect; provided, that no opinion shall be required for any sale pursuant to Rule 144, or pursuant to any bona fide pledge in connection with a margin account.

1.10                 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares indicating that such Shares have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE ACT, OR (C) IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A REASONABLY SATISFACTORY LEGAL OPINION TO THE ISSUER.

Provided that if the Shares are being sold pursuant to Section 1.9(c) above, in the case of a resale to a purchaser in Canada, following the date which is four (4) months and a day after the date of issuance to the Subscriber, the Company covenants and represents that the legend may be removed by providing a declaration to the transfer agent for the Shares of the Company substantially as attached hereto as Schedule “B” (or as the Company may prescribe from time to time) upon the sale of the Shares by the Subscriber.

1.11                 The Subscriber understands that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any purchase, to accept purchases for fractional Shares and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Shares.

1.12                 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity and that Subscriber is not resident in any province of Canada. If the Subscriber is resident outside of the United States, the Subscriber hereby represents that the Subscriber is resident in the jurisdiction specified in the address set out on Subscriber’s signature page to this Agreement (the “International Jurisdiction”) and that:

(a)        the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this subscription, if there are any;

(b)       the securities laws of the International Jurisdiction applicable to the Subscriber do not require the Company to file a prospectus or similar document or to register the Shares or to make any filings or seek any approvals of any kind whatsoever in respect of the sale of the Shares to the Subscriber from any regulatory authority in the International Jurisdiction;

(c)        the delivery of this Agreement by the Company and the Subscriber and the issuance of the Shares to the Subscriber complies with all applicable securities laws of the International Jurisdiction and will not cause the Company to become subject to any disclosure, prospectus, registration or reporting requirements under any such securities laws; and

(d)       the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (b) and (c) above to the satisfaction of the Company, acting reasonably.

1.13                 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Shares. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

1.14                 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15                 The Subscriber is not a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm.

1.16

(a)        The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)       The Subscriber acknowledges that this Agreement requires the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber's eligibility to purchase the Shares under applicable securities laws, preparing and registering certificates representing the Shares to be issued to the Subscriber and completing filings required by any Securities Regulatory Authority. The Subscriber’s personal information may be disclosed by the Company to: (a) any applicable Securities Regulatory Authority; (b) the Company's registrar and transfer agent; (c) Canada Revenue Agency; (d) any applicable stock exchange or over-the-counter market (including the TSX); and (e) the Company’s advisors, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information.

(c)                The Subscriber consents to the filing of copies or originals of any of the Subscriber’s documents described in Section 1.16(b) hereof as may be required to be filed with any Securities Regulatory Authority in connection with the transactions contemplated hereby.

(d)                If the Subscriber is a resident of or otherwise subject to applicable securities laws of Ontario, the Subscriber acknowledges that it has been notified by the Company (a) of the delivery to the Ontario Securities Commission (the “OSC”) of the full name, residential address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it under applicable securities laws; (c) that this information is being collected for the purposes of the administration and enforcement of the Securities Law of Ontario; and (d) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8 or at (416) 593-8086 regarding any questions about the OSC’s indirect collection of this information and further acknowledges that it has authorized the indirect collection of this information by the OSC.

(e)                The Subscriber represents and warrants that the funds representing the aggregate Purchase Price which will be paid by the Subscriber to the Company for the Shares hereby subscribed for will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person who has not been identified to the Subscriber, and (b) it shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

1.17                 The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

1.18                 The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Shares by the Subscriber in violation of the Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article IX herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

1.19                 The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.20                 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act pursuant to the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the representations made by the Subscriber herein.

1.21                 The Subscriber acknowledges that the information contained in this Agreement or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Agreement, as supplemented) nor disclosed to any third party for any reason, unless such disclosure is required by applicable law or a court judgment, order or decree, notwithstanding that the Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.22                 The Subscriber understands, acknowledges and agrees with the Company that: (a) the Company may terminate the Offering or reject any subscription at any time in its sole discretion and the execution of this Agreement by the Subscriber or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any subscription or complete the Offering; (b) no federal, provincial or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Shares (any representation to the contrary is a criminal offense); and (c) in making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved.

II.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In the event that the Company accepts the Subscriber’s subscription of Shares hereunder, the Company hereby represents and warrants to the Subscriber that:

2.1                     Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of British Columbia and has full corporate power and authority to own, lease and operate its property and assets, and to conduct its business as now conducted. The Company has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of the jurisdictions in which it carries on business.

2.2                     Capitalization and Voting Rights. The Company is authorized to issue an unlimited number of common shares in the capital of the Company (the “Common Shares”). As of June 6, 2017, the Company had 13,707,306 Common Shares issued and outstanding, and all issued and outstanding shares of the Company are validly issued, fully paid and non-assessable. As of June 6, 2017, the Company had: (i) warrants to purchase a total of 1,383,331 Common Shares outstanding and (ii) 2,412,711 options outstanding. Other than as set forth in the preceding sentence, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares in the capital stock of the Company. Except as required by law, there are no restrictions upon the voting or transfer of any of the shares in the capital stock of the Company pursuant to the Company’s notice of articles as amended to date or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3                     Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company and its directors necessary for the (i) authorization, execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the Closing (in accordance with Section 3.2). This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4                     No Conflict; Governmental Consents.

(a)                The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the articles of amalgamation, as amended, of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien or encumbrance upon any of the properties or assets of the Company.

(b)                No consent, approval, authorization or other order of any United States or Canadian governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such consents and filings as may be required to be made with or obtained from the SEC, FINRA, the TSX, the OTCOB and with any state or foreign blue sky or other Securities Regulatory Authority and any Canadian Securities Regulatory Authority, all of which filings or consents, including the TSX Approval (as defined herein), have been or will be timely made or obtained on or prior to Closing (for the avoidance of doubt, other than as set forth in Section 2.9).

2.5                     Litigation. There is no pending or, or to the knowledge of the Company, threatened legal or governmental proceedings against the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.6                     Approvals. The Company will obtain, prior to the Closing, the receipt of all required third party and regulatory approvals, as applicable, including, without limitation, the TSX Approval and no shareholder approval is required for the Company to issue the Shares.

2.7                     Financial Statements. The most recent annual financial statements of the Company as filed under the Company’s issuer profile on www.sedar.com as of the date hereof (collectively, the “Financial Statements”) accurately present fairly the financial position and condition, the results of operations and cash flows of the Company as at the dates and for the periods indicated thereof, have been prepared in conformity with generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods involved, except as otherwise stated therein, and no material changes in such positions have taken place since the dates and for the periods indicated thereof, save in the ordinary course of the Company’s business or as publicly announced.

2.8                     Reporting Issuer in Canada; Absence of Material Changes. The Company is a reporting issuer or the equivalent thereof in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland, and is not in default of any requirement under applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities and TSX regulations, and, in particular, without limiting the generality of the foregoing, the Company is in compliance with its obligations to make all reports and filings, including timely disclosure of all material changes relating to it, under such applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities laws (“Filings”), no such disclosure has been made on a confidential basis and there is no material change relating to the Company which has occurred and with respect to which the requisite material change report has not been filed. The Filings complied in all material respects with the requirements of applicable securities legislation, statutes, regulations, and published policies and rules of Canadian provincial securities and TSX regulations. The Filings, as of their respective dates, did not contain any untrue statement of material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No securities commission or regulatory authority in any of the provinces of Canada has issued any order preventing or suspending trading of any securities of the Company. Except as set forth in the Filings, there has not been (i) any material adverse change or effect on the business, assets, financial condition, prospects or results of operations of the Company (collectively, the “Business”), (ii) any transaction that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company or any of its subsidiaries, (iv) any change in the outstanding indebtedness of the Company and its subsidiaries (taken as a whole) that is material to the Company or the Business, (v) any dividend declared, paid or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained which in the case of this clause (vi), individually or in the aggregate, could reasonably be expected to impair in any material respect the Company’s ability to enter into and perform on a timely basis its obligations under this Agreement.

2.9                     Listing. The common shares of the Company are listed on the TSX. On Closing, the Shares issued hereunder will have been conditionally approved for listing on the TSX (the “TSX Approval”), subject only to the satisfaction of customary deliverables after Closing, which the Company will perform in a timely fashion.

2.10                 No General Solicitation. Neither the Company nor, to its knowledge, any person acting on its behalf has offered or sold or will offer or sell the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:

(a)                 any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; and

(b)                 any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

2.11                 No Fees. No brokerage, agency, finder or other fiscal advisory or similar fee is payable by the Company in connection with the transactions contemplated herein.

2.12                 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.13                 Disclosure. The representations and warranties made by the Company in this Agreement and the Filings when read together do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements herein as a whole not misleading.

III.	TERMS OF SUBSCRIPTION

3.1               There is no minimum aggregate Offering size.

3.2               The Company will conduct the Closing at the time and place of its choice (the “Closing Date”) whereupon:

(a)                the Subscriber shall deliver to the Company, if not previously delivered: (i) this duly completed and executed Agreement and the applicable Accredited Investor Certificate; and (ii) the Purchase Price payable for the Shares by wire transfer to an account designated by the Company Counsel (collectively, the “Subscriber Deliverables”); and

(b)                the Company will deliver to the Subscriber at or prior to the Closing Date (unless otherwise specified below):

(i)	a certificate of good standing of the Company issued by the British Columbia Registrar of Companies dated no later than one (1) business day before the Closing Date;
(ii)	an officer’s certificate of the Company, dated as of the Closing Date, as to: (I) the resolutions of the Board then in full force and effect authorizing the execution, delivery and performance of this Agreement to be executed by the Company and the transactions contemplated thereby; (II) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement to be executed by such person; and (III) the full force and validity of each organizational document of the Company and copies thereof;
(iii)	a closing certificate, dated as of the Closing Date and duly executed and delivered by the Chief Executive Officer or Chief Financial Officer of the Company, certifying for and on behalf of the Company and not in their personal capacities, to the best of the knowledge, information and belief of the persons so signing, after having made due enquiry, that: (I) the Company has complied in all material respects with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Date and (II) the representations and warranties of the Company contained herein are true and correct in all respect as at the Closing Date;
(iv)	evidence of receipt of the TSX Approval;
(v)	a copy of this Agreement duly executed by the Company;
(vi)	an opinion of Company Counsel in a form acceptable to the Subscriber in respect of the Shares; and
(vii)	within two (2) business days after the Closing Date, a certificate registered in the name of the Subscriber (or as directed by it) duly executed and delivered by the Company, representing the Shares purchased hereunder free and clear of all liens, security interests, claims and encumbrances (and in this regard the Subscriber hereby authorizes and directs the Company to deliver the certificate representing the Shares purchased by the Subscriber pursuant to this Agreement to the address indicated on the signature page hereto) (items (i) through (vii) collectively, the “Company Deliverables”).

IV.	CONDITIONS TO CLOSING

4.1                     The Subscriber’s obligation to purchase the Shares on the Closing Date is subject to the fulfillment of certain conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law, as follows:

(a)                Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects as at the Closing Date.

(b)                Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)                No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)                No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares (except as otherwise referred to in this Agreement) or requiring any consent or approval of any person (including the TSX), which shall not have been obtained, to issue the Shares (except as referred to in this Agreement).

(e)                TSX Listing. The TSX shall have conditionally approved the listing of the Shares, subject only to the satisfaction by the Company of customary post-closing conditions imposed by the TSX in similar circumstances and without the requirement of the Company to obtain shareholder approval for the Offering.

(f)                 Company Deliverables. The Company shall have delivered to the Subscriber all Company Deliverables.

(g)                Opinion. The Subscriber shall have received an opinion from Company Counsel as to customary Canadian corporate and securities matters in relation to the Shares in a form acceptable to the Subscriber, acting reasonably.

4.2                     The Company’s obligation to sell the Shares on the Closing Date is subject to the fulfillment of certain conditions, which conditions may be waived at the option of the Company to the extent permitted by law, as follows:

(a)                Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article I hereof shall be true and correct in all material respects.

(b)                Payment of Purchase Price. The Subscriber shall have delivered to the Company the Purchase Price for the Shares purchased by it pursuant to Section 3.2(a).

(c)                No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)                No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares or requiring any consent or approval of any person, which shall not have been obtained, to issue the Shares (except as otherwise provided in this Agreement).

(e)                TSX Listing. The TSX shall have conditionally approved the listing of the Shares subject only to the satisfaction by the Company of customary post-closing conditions imposed by the TSX in similar circumstances, and without the requirement of the Company to obtain shareholder approval for the Offering.

(f)                 Subscriber Deliverables. The Subscriber shall have delivered to the Company all Subscriber Deliverables.

V.	COVENANTS

5.1        US Registration. The Company agrees to file with the U. S. Securities and Exchange Commission (the “Commission”) a registration statement (a “Registration Statement”) on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale by the holders of all of the Shares issued pursuant to this Offering (“Registrable Securities”), and the Company shall (a) use its commercially reasonable efforts to make the initial filing of the Registration Statement no later than July 31, 2017, (b) use its commercially reasonable efforts to cause such Registration Statement to be declared effective no later than December 31, 2017; and (c) use its commercially reasonable efforts to keep such Registration Statement effective for a period of 2 years or for such shorter period ending on the earlier to occur of (i) the sale of all Registrable Securities and (ii) the availability of Rule 144 for the Holder to sell all of the Registrable Securities without volume limitations within a 90 day period (the “Effectiveness Period”); provided, however, that:

(a)	the Company shall not be obliged to effect a registration in accordance with the foregoing if Board determines in its good faith judgment that either (i) the effect of filing, amending or making effective a Registration Statement in accordance with the foregoing would materially adversely affect the Company including materially adversely affecting the ability of the Company to consummate a material financing, acquisition, corporate reorganization, merger or other material transaction involving the Company being considered at the time; or (ii) there exists at the time material non-public information relating to the Company the disclosure of which the Company believes would be detrimental to the Company and the Company has bona fide business purposes for preserving such information as confidential (a “Valid Business Reason”), provided that in either case the Company’s obligations under this Section 5.1 will be deferred for a period of not more than 90 days and that provided that the Company may not defer its obligations under Section 5.1 for a period of more than 120 days. The Company will give written notice of the Board’s determination to postpone filing and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof;

(b)	the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section, or keep such registration effective pursuant to the terms hereunder, in any particular jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or as a dealer in securities under the securities laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance, in each case where it has not already done so; and

(c)	in the event that the Commission should limit the number of Registrable Securities that may be sold pursuant to the Registration Statement, the Company may remove from the Registration Statement such number of Registrable Securities as specified by the Commission (the “Cut Back Shares”) on behalf of all of the holders of Registrable Securities on a pro rata basis. In such event, the Company shall give the holders of Registrable Securities prompt notice of the number of Registrable Securities excluded therefrom.

5.2                     Canadian Qualification Upon Becoming a Control Person. In the event the Subscriber shall become a “control person” as such term is defined in the Securities Act (Ontario) for reasons other than having acquired voting rights (within such meaning of the definition of “control person”) with respect to Common Shares other than the Shares acquired under this Agreement, the Subscriber may, by written notice (the “Demand Notice”), require the Company to prepare and file the necessary offering documents with one or more Canadian securities regulatory authorities or otherwise to qualify the Registrable Securities for distribution in one or more Canadian reporting jurisdictions (a “Demand Registration”), and the Company will otherwise take or cause to be taken all actions as may be necessary or desirable, in order to effect a public offering of Registrable Shares by the Subscriber (a “Secondary Offering”). The Demand Notice shall state: (a) the number of Registrable Securities the Subscriber wishes to sell in the Secondary Offering; (b) describe the nature or methods of the proposed distribution thereof; and (c) specify the Canadian reporting jurisdictions in which such distribution shall be made, provided that the Company is, on the date of giving of the Demand Notice, a reporting issuer in each such Canadian reporting jurisdiction. The Subscriber shall send the Demand Notice to the Company. The Company shall not be obliged to effect a Demand Registration in the event the Board determines in its good faith judgment that there exists a Valid Reason to not effect a Demand Registration, provided that the Company’s obligations under this Section 5.2 will be deferred for a period of not more than 90 days from the date of receipt of the Demand Notice, provided that the Company may not defer its obligations under this Section 5.2 for a period of more than 120 days in any 12 consecutive months. The Company will give written notice of the Board’s determination to postpone filing and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. If the Company postpones the filing of a prospectus pursuant to this Section 5.2 and if the Subscriber that initiated the Demand Registration, at any time prior to receiving the Company’s written notice that the Valid Business Reason for such postponement no longer exists, advises the Company in writing that it has determined to withdraw such request for a Demand Registration, then such Demand Registration and the request therefor will be deemed to be withdrawn and such request will be deemed not to have been given for purposes of determining whether the Subscriber exercised its right to a Demand Registration pursuant to this Section 5.2, and the reasonable fees, expenses and disbursements of legal counsel to the Subscriber incurred up to the date of withdrawal that would have been considered distribution expenses had such Demand Registration been completed, shall be paid by the Company.

5.3                     At any time, the Subscriber shall be entitled, upon notice in writing to the Company, to withdraw such Demand Notice made pursuant to Section 5.2; provided, however, that the Subscriber shall pay all of the out of pocket expenses reasonably incurred by the Company in connection with the proposed Secondary Offering. Notwithstanding the foregoing, if and only if, the Subscriber withdraws the Demand Notice after having learned of a material adverse change in the condition, business or business prospects of the Company, then the Subscriber will not be required to pay any such expenses or forfeit the right to one Demand Registration.

5.4                     In connection with a Secondary Offering, all distribution expenses shall be borne by the Subscriber and the Company in proportion to the amount the gross proceeds received by the Subscriber and the Company bear to the total gross proceeds of the Secondary Offering, provided that the Company shall not be responsible for the fees and disbursements of any legal counsel to the Subscriber. If the Company is participating in the Demand Registration then the Company shall be responsible for all fees and disbursements of legal counsel to the Company otherwise the Subscriber shall pay the fees and disbursements of legal counsel to the Company proportionately based on the gross proceeds received by the Subscriber.

5.5                     The Company shall not be obliged to effect more than three (3) Demand Registrations in any twelve (12) month period pursuant to this Article V. The Subscriber shall not be permitted to exercise its Demand Registration rights pursuant to this Article V prior to one hundred and eighty (180) days following the date of this Agreement and in any event more than once in any one hundred and eighty (180) day period.

5.6                     Following the Closing Date, so long as the Subscriber owns at least 4% of shares outstanding (subject to adjustment in the event of any share split, consolidation, share dividend or the like), the Subscriber shall also have unlimited registration rights relating to the inclusion of their Shares in any prospectus filed by the Company in one or more of the Canadian reporting jurisdictions (a “Primary Offering”). At least twenty (20) days prior to the initial filing of a preliminary prospectus for a Primary Offering, the Company will give written notice to the Subscriber of its intention to do so. Upon the written request of the Subscriber given within ten (10) days after the Company provides such notice (which request will state the number of Shares that is proposed to be included in such preliminary prospectus by the Subscriber (the “Piggy Back Shares”), the Company will cause all such Piggy Back Shares to be qualified for sale under the preliminary prospectus for a Primary Offering (a “Piggy Back Registration”); provided that the Company will have the right to postpone or withdraw any Piggy Back Registration initiated by the Company prior to a receipt being issued for a preliminary prospectus pursuant to this Section 5.6 without obligation to the Subscriber. If the Company withdraws any registration initiated by it, for whatever reason, the Subscriber may initiate a Demand Registration, subject to, and in accordance with, the provisions of Article V hereof.

5.7                     The Company will pay all distribution expenses in connection with each Piggy Back Registration and the Subscriber will pay all selling expenses of the Subscriber, in proportion to the gross proceeds received by the Subscriber from any Piggy Back Registration.

5.8                     Following the Closing Date, so long as the Subscriber owns at least 4% of shares outstanding (subject to adjustment in the event of any share split, consolidation, share dividend on the like), in the event the Company wishes to complete a private or public bona fide equity financing (an “Equity Financing”), the Company shall provide the Subscriber with reasonable notice of and the opportunity to participate in such Equity Financing so as to maintain its then pro rata voting interest in the Company; provided, however, that in no event shall this Section 5.8: (i) permit the Subscriber to acquire securities which represent, together with the securities owned or controlled by the Subscriber immediately prior to the Equity Financing, more than 19.9% of the outstanding voting securities of the Company upon completion of the Equity Financing; or (ii) permit the Subscriber to acquire securities to the extent that the TSX would require the Company to seek and obtain security holder approval as contemplated by Section 604 of the TSX Company Manual for the Equity Financing (and, absent such level of Subscriber participation, security holder approval would not be required).

VI.	Trading in COMPANY Securities

6.1                     The Subscriber covenants and agrees that it will not purchase, sell, short, or engage in any securities transactions relating to the Shares whatsoever (or advise any others to do so) while in possession of material non-public information regarding the Company, including that it is contemplating the Offering.

VII.	SURVIVAL

7.1                     The representations and warranties contained in this Agreement and in each applicable Accredited Investor Certificate attached hereto shall survive for a period of two (2) years after the Closing Date and continue in full force and effect and be binding upon the Company and the Subscriber, notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto, or the subsequent disposition of the Shares by the Subscriber. For greater certainty, all covenants under this Agreement shall survive the execution and delivery of this Agreement and the Closing indefinitely.

VIII.	MISCELLANEOUS

8.1                     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

Fennec Pharmaceuticals Inc.
PO Box 13628

68 TW Alexander Drive

Research Triangle Park, NC 27709

Attention: Rosty Raykov, President and Chief Executive Officer

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

8.2                     Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except in writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or in writing signed by the party to be charged.

8.3                     This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement, together with the schedules hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

8.4                     Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other purchasers and/or and delete other persons as purchasers.

8.5                     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Province of British Columbia, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8.6                     The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

8.7                     It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent or other breach by that same party.

8.8                     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.9                     This Agreement may be executed in two or more counterparts, including via facsimile or PDF, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

8.10                 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement. The Subscriber hereby acknowledges and agrees that it shall bear all costs and expenses incurred by it (including any fees and disbursements of any special counsel retained by it) relating to the sale of the Shares to the Subscriber.

IX.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

9.1                     The Subscriber represents that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Act because it comes within any of the following categories at each time of the sale of the Shares to the Subscriber (please initial beside the categories below applicable to the Subscriber). The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below:

_____ any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, any insurance company as defined in Section 2(a)(13) of the Securities Act, any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000, any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the U.S. Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____ any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

_____ any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_____ any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____ any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000 (excluding such person’s primary residence) ;

_____ any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act; or

_____ any entity in which all of the equity owners are accredited investors.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to either Closing, in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

9.2        SUITABILITY (please answer each question)

(a)	For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)	For all Subscribers, please list types of prior investments:

(d)	For all Subscribers, please state whether you have you participated in other private placements before:

YES	NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biotechnology Companies
Frequently
Occasionally
Never

(f)	For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES	NO

(g)	For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES	NO

(h)	For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES	NO

(i)	For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to purchase?

YES	NO

(j)	For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

9.3        MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If Shares are being purchased for by an entity, a Certificate of Signatory must also be completed.

9.4        FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

YES	NO

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Conduct.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

9.5        The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article IX and such answers have been provided under the assumption that the Company will rely on them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Name of Subscriber:

Signature

Name Typed or Printed

Address

Country, City, State and Zip Code

Telephone

Facsimile

Tax ID # or Social Security #

Name in which Shares should be issued:

Dated: __________________ _____, 2017

This Agreement is agreed to and accepted as of __________________ _____, 2017.

FENNEC PHARMACEUTICALS Inc.

By:
Name:
Title:

SCHEDULE “A”

SUMMARY OF OFFERING TERMS

C o n f i d e n t i a l

This confidential term sheet summarizes the principal terms of a proposed equity financing by Fennec Pharmaceuticals Inc. Except as described below next to the heading, Confidentiality/No Trading (which is intended to binding on proposed investors), this term sheet is for discussion purposes only; there is no obligation on the part of any negotiating party until definitive transaction documents are signed.

New Issue

TERM SHEET

Private Placement of COMMON Shares

Issuer:	Fennec Pharmaceuticals Inc. (the “Company”).

Offering:	Private placement of up to 2,000,000 common shares in the capital of the Company (the “Shares”)

Offering Size:	Up to USD$8,000,000

Issue Price:	USD$4.00 per Share.

Use of Proceeds:	The Company intends to use the net proceeds of the Offering for STS development and general corporate purposes.

Hold Period:	No prospectus or offering memorandum will be prepared. The Shares will be subject to certain hold periods in the United States pursuant to US securities laws and a hold period of four months and a day following the Closing Date pursuant to Canadian securities laws.

Listing:	The Company’s common shares are listed on the TSX (FRX) and, in the United States, are quoted on OTC (FENCF). The Company will obtain the necessary approvals to list the Shares issued under this Offering on the TSX.

Closing Date:	June 8, 2017 (the “Closing Date”).

Confidentiality/No Trading:	Investor understands and agrees that this Term Sheet, and the information set forth herein, constitutes confidential information and, accordingly, each investor agrees not to purchase, sell, short or engage in any securities transactions relating to the Company’s securities whatsoever (or advise others to do so) in violation of applicable securities laws.

SCHEDULE “B”

REGULATION “S” RESALE REPRESENTATION LETTER

Fennec Pharmaceuticals Inc.
PO Box 13628

68 TW Alexander Drive

Research Triangle Park, NC 27709

Attention: President and Chief Executive Officer

To Whom It May Concern:

The undersigned (A) acknowledges that the sale of the securities of Fennec Pharmaceuticals Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “Act”) and (B) certifies that: (1) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believes that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (2) neither the seller (or its affiliates) nor any person acting on its behalf engaged in any “directed selling efforts” in the United States in connection with the offer and sale of such securities; (3) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the Act); (4) the seller does not have a short position in the securities sold and does not intend to replace the securities sold in reliance on Rule 904 with fungible unrestricted securities; (5) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act; and (6) the undersigned is not an “affiliate” (as defined in Rule 405 under the Act) of the Company. Terms used herein have the meanings given to them by Regulation S.

Name:
Title:
Date:

CERTIFICATE OF SUBSEQUENT SALE

[Name and Address of Transfer Agent]

RE: Sale of Shares of Common Stock of Fennec Pharmaceuticals Inc. (the “Company”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of Common Shares of the Company, that the undersigned has sold the shares in compliance with all securities laws applicable to the undersigned.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

Very truly yours,

Dated:	By:
Print Name:
Title:

cc:	Fennec Pharmaceuticals Inc.
PO Box 13628
68 TW Alexander Drive
Research Triangle Park, NC 27709
Attention: President and Chief Executive Officer

SCHEDULE “C”

ACCREDITED INVESTOR CERTIFICATE CANADA – NATIONAL INSTRUMENT 45-106

TO:	FENNEC PHARMACEUTICALS INC.

In connection with the subscription for Shares of Fennec Pharmaceuticals Inc. (the “Company”), the undersigned (the “Subscriber”) hereby represents and warrants that the Subscriber is an “accredited investor” as defined in National Instrument 45-106 – Prospectus Exemptions by virtue of being (check one):

☐	(a)

(i) except in Ontario, a Canadian financial institution or a bank listed in Schedule III to the Bank Act (Canada),

(ii) in Ontario, a bank listed in Schedule I, II or III to the Bank Act (Canada).

(iii) in Ontario, an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act.

(iv) in Ontario, a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be.

☐	(b)	the Business Development Bank of Canada,
☐	(c)	a subsidiary of any person or company referred to in clause (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
☐	(d)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by regulation,
☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
☐	(f)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
☐	(g)	the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,
☐	(h)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’Île de Montréal or an intermunicipal management board in Québec,
☐	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
☐	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,
☐	(k)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000, and the undersigned has completed and signed the enclosed Form 45-106F9,
☐	(l)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
☐	(m)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year, and the undersigned has completed and signed the enclosed Form 45-106F9,

☐	(n)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000, and the undersigned has completed and signed the enclosed Form 45-106F9,
☐	(o)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements, and that has not been created or used solely to purchase or hold securities as an accredited investor,
☐	(p)

an investment fund that distributes or has distributed its securities only to:

(i)       a person that is or was an accredited investor at the time of the distribution,

(ii)       a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 (“NI 45-106”) [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii)       a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

☐	(q)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,
☐	(r)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,
☐	(s)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,
☐	(t)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
☐	(u)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a)-(d) or (j) in form and function,
☐	(v)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,
☐	(w)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
☐	(x)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or
☐	(y)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Dated this ____ day of _____________, 2017

Signed:
Name:
For:
Title:

SCHEDULE “D”

ACCREDITED INVESTOR CERTIFICATE FOR RESIDENTS OF

AN INTERNATIONAL JURISDICTION

TO:	FENNEC PHARMACEUTICALS INC.

Any capitalized terms not defined herein shall have the meaning set forth in the Subscription Agreement between the undersigned and Fennec Pharmaceuticals Inc. dated on or about the date hereof.

In connection with the subscription for Shares of Fennec Pharmaceuticals Inc. (the “Company”), the undersigned (the “Subscriber”) hereby represents, warrants and covenants (on its own behalf or, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) and certifies to the Company and acknowledges that the Company is relying thereon that:

General

A.	The Subscriber is resident in an International Jurisdiction (as defined in the Subscription Agreement) or is subject to the laws of that International Jurisdiction;

B.	The Subscriber complies with the requirements of all applicable securities laws in their International Jurisdiction and will provide such evidence of compliance with all such matters as the Company may request;

C.	Upon execution of this Accredited Investor Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement;

D.	The Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person, for investment only, and will comply with all applicable securities laws and with the policies of the TSX concerning the purchase, the holding of and the resale restrictions on the securities; or is acting as agent for one or more disclosed purchasers, each disclosed purchaser is purchasing as principal for its own account and not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Shares;

Prospectus Exemptions

E.	The Subscriber is knowledgeable of securities legislation having application or jurisdiction over the Subscriber and the Offering (other than the laws of Canada and the U.S.) which would apply to this subscription;

F.	The Subscriber is purchasing the Shares pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Shares, and the Company does not have any filing obligations in the International Jurisdiction; and

G.	No laws in the International Jurisdiction require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.

Dated this ____ day of _____________, 2017

Signed:
Name:
For:
Title: